united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22447

Equinox Funds Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/16

Item 1. Reports to Stockholders.

EQUINOX CAMPBELL STRATEGY FUND

CLASS A SHARES: EBSAX

CLASS C SHARES: EBSCX

CLASS I SHARES: EBSIX

CLASS P SHARES: EBSPX

ANNUAL REPORT

SEPTEMBER 30, 2016

1-888-643-3431

www.equinoxfundS.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Equinox Campbell Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

EQUINOX CAMPBELL STRATEGY FUND

Annual Letter to Shareholders for the year ended September 30, 2016

The Equinox Campbell Strategy Fund (the “Fund”) was launched on the Equinox Alternative Strategy Platform (“EASP”) on March 8, 2013 (except for Class C Shares, as shown in the table below).

The Fund’s investment objective is to seek long-term capital appreciation, which is pursued by investing (a) directly or (b) indirectly through its wholly-owned subsidiary, in a combination of

(i)	derivative instruments such as swap agreements that provide exposure to the managed futures program of Campbell & Company, Inc. (the “Campbell Program”); and

(ii)	a fixed-income portfolio.

PERFORMANCE OF THE FUND

As of 9/30/2016

		12 MO RETURN	CUMULATIVE
		(10/1/2015-	RETURN SINCE	INCEPTION
NAME	TICKER	9/30/2016)	INCEPTION	DATE
Equinox Campbell Strategy Fund - A	EBSAX	-7.60%	9.33%	3/8/2013
Equinox Campbell Strategy Fund – A (max)	EBSAX	-12.90	3.05	3/8/2013
Equinox Campbell Strategy Fund - C	EBSCX	-8.16%	11.78%	2/11/2014
Equinox Campbell Strategy Fund - I	EBSIX	-7.20%	10.46%	3/8/2013
Equinox Campbell Strategy Fund - P	EBSPX	-7.29%	10.35%	3/8/2013
Barclay BTOP50 Index (Managed Futures)	—	-1.84%	8.17%	—

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Barclay BTOP50 Index® seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. Displayed benchmark inception is 3/8/2013.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges. Investments in Managed Futures are speculative, involve substantial risk, and are not suitable for all investors.

Returns of the Fund’s shares for the fiscal year are shown in the table above. The Fund’s primary investment allocation is to the Campbell Program, which is a diversified intermediate to long-term multi-strategy (but predominantly trend-following) program. As of September 30, 2016, the Fund had negative performance for the fiscal year, but is still up more than +10% since inception.

As shown on page 2, the Campbell Program’s (and consequently the Fund’s) market exposure continues to be diversified across six sectors. As of the fiscal year-end, Equity Indices, Currencies, and Interest Rates, in that order, represent the largest gross exposures, and total almost 70%, while the physical commodity sectors, Agricultural Commodities, Metals, and Energy (in that order) total

Definitions of Terms can be found on page 4

the remaining 30%. It is worth noting that the Campbell Program has long-term target risk exposures to various sectors.

The actual sector risk exposures at any time are a function of the signals generated by the trading models: when there are more trends in markets, whether up or down, actual sector risk exposures will tend to be higher. It is also worth distinguishing between “gross” and “net” risk exposures: for example, a sector that has long positions whose risk exposure is 10% and short positions whose risk exposure is 5% will be shown as having a gross risk exposure of 15%, even though its “net” exposure would be 5% long.

SECTOR ALLOCATION

As of 9/30/2016

	EQUITY	INTEREST	AGRICULTURAL
CURRENCIES	INDICES	RATES	COMMODITIES	ENERGY	METALS	TOTAL
21.40%	31.70%	16.30%	15.10%	5.40%	10.00%	100.00%

In terms of sector attribution, Interest Rates were the largest positive contributors to performance for the third straight year, followed by Energy. Currencies, Equity Indices, Metals, and Agricultural Commodities, in that order, detracted from performance.

SECTOR ATTRIBUTION

(10/1/2015 TO 9/30/2016)

	EQUITY	INTEREST	AGRICULTURAL
CURRENCIES	INDICES	RATES	COMMODITIES	ENERGY	METALS	TOTAL
-3.74%	-2.28%	1.52%	-1.52%	0.91%	-2.09%	-7.20%

Interest rates globally continued their secular downward trend, yielding profits to the Fund from its long positions. The meltdown in the energy sector that began in the last quarter of 2014 helped the Fund, as short positions proved lucrative. The Program’s short-term models have underperformed during this fiscal year, hurting performance. Relatively less liquid asset sectors have also detracted from performance.

Definitions of Terms can be found on page 4

MARKET COMMENTARY AND OUTLOOK

The Fund had a negative year of performance following the previous fiscal year’s strong showing. The attribution of this performance has already been discussed.

Uncertainty continues to stalk the markets. Forecasters of interest rates, who have been calling for higher rates for at least the last several quarters, have been off the mark, and bond prices continue to hover around all-time highs. However, it is looking more likely that a hike by the Federal Reserve may be just around the corner. When it happens, this is likely to have knock-on effects in the equity and commodity markets. Managed futures, as an asset class, does not generally seek to predict trends or call market tops and bottoms, which is one of the factors responsible for its long-term historical track record.

Some of the challenges we perceive on the horizon include: Fed policy in the US; the results of the upcoming elections, where the winner(s) could significantly affect the course of world events; the slowing global economy, particularly in China; continuing geopolitical tensions in various parts of the world, particularly the Middle East; the long-term implications of Brexit on the UK and the European Union, and on the rest of the world. Given these challenges, market volatility could eventually trend significantly higher than it has during the last several years, as in fact it did briefly during the first few weeks of 2016, and around the Brexit vote in June 2016.

Although the Fund has been in operation for a short period of time, the Campbell Program itself has a track record dating back to 1998. It has historically offered useful diversification benefits, along with what we view as attractive risk-adjusted long-term returns over multiple market cycles. In our opinion, the Fund and the managed futures asset class should continue to offer these potential benefits in a market environment that is still challenging and a geopolitical outlook that remains fraught with uncertainty. In fact, managed futures have historically displayed the ability to earn what has been termed as “crisis alpha:” positive returns during periods when equity markets have collapsed and volatility has increased.

Difficult market conditions, the prevailing climate of economic and geopolitical uncertainty, and the unpredictable nature of financial markets all pose challenges for investors. As of September 30, 2016, we believe that the Fund and the underlying Campbell Program were positioned to potentially perform well under these conditions. As always, we encourage investors to focus on holding a portfolio that blends traditional assets with a strategic and meaningful allocation to alternative assets, appropriate for their long-term goals. A well-balanced portfolio may display lower volatility, while also affording opportunities for potential long-term growth. We believe that the managed futures asset class should play an important role in such a portfolio.

Thank you for investing in the Equinox Campbell Strategy Fund.

Definitions of Terms can be found on page 4

DEFINITIONS

Brexit is an abbreviation of “British exit.” It refers to the possibility that Britain will withdraw from the European Union.

A Commodity Trading Advisor (“CTA”) is a trader who may invest in more than 150 global futures markets. They seek to generate profit in both bull or bear markets, due to their ability to go long (buy) futures positions, in anticipation of rising markets, or go short (sell) futures positions, in anticipation of falling markets.

Crisis alpha refers to profits or gains that can be made by exploiting certain market trends during times of market turmoil.

A Derivative Contract is a financial contract which derives its value from the performance of another entity such as an asset, index, or interest rate, called the “underlying”. Derivatives are one of the three main categories of financial instruments, the other two being equities (i.e. stocks) and debt (i.e. bonds and mortgages).

Long Position refers to the buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

A “Managed Futures Program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. Please see the Fund’s Prospectus for a detailed description of the Fund’s investment strategy.

Risk-adjusted return is a mesuare of the return on an investment relative to the risk of that investment, over a specific period, which is generally expressed as a number or rating.

Short Position is a position whereby an investor sells borrowed securities in anticipation of a price decline and is required to return an equal number of shares at some point in the future.

A swap is a derivative contract through which two parties exchange financial instruments. Most swaps involve cash flows based on a notional principal amount that both parties agree to. Usually, the principal does not change hands. Each cash flow comprises one leg of the swap. One cash flow is generally fixed, while the other is variable, that is, based on a benchmark interest rate, floating currency exchange rate or index price. The most common kind of swap is an interest rate swap. Swaps do not trade on exchanges, and retail investors do not generally engage in swaps. Rather, swaps are over-the-counter contracts between businesses or financial institutions.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made. Trend-following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.

5625-NLD-11/07/2016

Definitions of Terms can be found on page 4

Equinox Campbell Strategy Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2016

The Fund’s performance figures* for the periods ended September 30, 2016, as compared to its benchmarks:

		Annualized
			Since Inception (03/08/2013)	Since Inception (02/11/2014)
	One Year	Three Year	**	+
Equinox Campbell Strategy Fund
Class A with Load	(12.90)%	0.54%	0.85%	N/A
Class A	(7.60)%	2.54%	2.54%	N/A
Class C	(8.16)%	N/A	N/A	4.32%
Class I	(7.20)%	2.83%	2.83%	N/A
Class P	(7.29)%	2.79%	2.80%	N/A
S&P 500 Total Return Index ^	15.43%	11.16%	12.18%	9.17%
BTOP 50 Index ***	(1.84)%	4.03%	2.23%	3.79%

*	The performance data quoted is historical. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for Class A maximum applicable sales charge of 5.75%. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or on the redemptions of portfolio shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses. Per the fee table in the Fund’s prospectus dated February 1, 2016, the Fund’s “Total Annual Fund Operating Expenses” are 1.24%, 1.99%, 0.99% and 1.00% and the Fund’s “Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)” are 1.15%, 1.90%, 0.90% and 0.90% for Class A, Class C, Class I, and Class P shares, respectively, of the Fund’s average daily net assets. These expenses may differ from the actual expenses incurred by the Fund for the period covered by this report. Additional information regarding the Fund’s expense ratios is available in the Financial Highlights. For performance information current to the most recent month-end please call 1-888-643-3431.

**	Commencement of operations was March 4, 2013. Start of performance is March 8, 2013.

+	Commencement of operations was February 11, 2014.

^	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

***	The Barclay BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2016 there are 20 funds in the BTOP50 Index. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment

Holdings by Asset Class	% of Net Assets
U.S. Treasury Notes	45.0%
Short-Term Investments	28.3%
Other Assets Less Liabilities	26.7%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detail of the Fund’s holdings. The value of the Fund’s derivative positions that provide exposure to a managed futures program is included in “other assets less liabilities;” however, the portfolio composition detailed above does not include derivatives exposure. See the accompanying notes for more information on the impact of the Fund’s derivative positions on the consolidated financial statements.

Equinox Campbell Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2016

Principal Amount		Coupon Rate %	Maturity Date	Fair Value
	U.S. TREASURY NOTES - 45.0%
$50,000,000	United States Treasury Note	0.3750	10/31/2016	$50,009,300
75,000,000	United States Treasury Note	0.6250	12/31/2016	75,064,275
60,000,000	United States Treasury Note	0.6250	10/15/2016	60,009,720
50,000,000	United States Treasury Note	0.7500	1/15/2017	50,060,650
50,000,000	United States Treasury Note	0.8750	1/31/2017	50,090,300
50,000,000	United States Treasury Note	0.8750	7/15/2017	50,097,650
100,000,000	United States Treasury Note	1.0000	9/15/2017	100,308,600
	TOTAL U.S. TREASURY NOTES (Cost $435,495,415)			435,640,495
Shares
	SHORT-TERM INVESTMENTS - 28.3%
	MONEY MARKET FUNDS - 20.0%
96,519,491	Goldman Sachs Funds PLC - US$ Liquid Reserves Fund - Administration Share Class, 0.41%** +			96,519,491
96,507,457	JPMorgan Liquidity Funds - US Dollar Liquidity Fund - Premier Share Class, 0.33% ** +			96,507,457
				193,026,948

Principal Amount		Coupon Rate % (a)	Maturity Date
	U.S. TREASURY BILLS - 8.3%
$80,000,000	United States Treasury Bill	0.6350	3/2/2017	79,785,084

	TOTAL SHORT-TERM INVESTMENTS (Cost - $272,812,032)			272,812,032

	TOTAL INVESTMENTS - 73.3% (Cost $708,307,447) (b)			$708,452,527
	OTHER ASSETS LESS LIABILITIES - NET - 26.7%			258,570,013
	TOTAL NET ASSETS - 100.0%			$967,022,540

(a)	Represents discount rate at the time of purchase.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $708,307,447 and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation	$193,712
Unrealized depreciation	(48,632)
Net unrealized appreciation	$145,080

**	Pledged as collateral for swap contract.

+	All or a portion of this investment is a holding of Equinox Campbell Strategy Fund Limited.

See accompanying notes to consolidated financial statements.

Equinox Campbell Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Unrealized
Depreciation
SWAP CONTRACT +
Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns of the managed futures program of Campbell & Company, LP (“Campbell”) calculated on a daily basis with reference to a customized reference index that is proprietary to Deutsche Bank. The reference index is comprised at any given time of trading positions selected by Campbell that include over-the-counter foreign exchange and currency option transactions and exchange traded futures and options in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. At September 30, 2016, the reference index was diversified among the following sectors: agricultural commodities (15.1%), energy (5.4%), metals (10.0%), equity indices (31.8%), currencies (21.4%), and interest rates (16.3%).^ Under the terms of the swap, Equinox has the ability to periodically adjust the notional level of the swap. The swap was effective on March 7, 2013 and has a term of five years therefrom unless earlier terminated. In addition, the swap provides for an annual fixed fee of 0.35% payable to Deutsche Bank accrued on the notional level of the swap. (Notional Value $1,007,781,000)	$(23,957,354)
Total Net Unrealized Depreciation on Swap Contract	$(23,957,354)

+	All or a portion of this investment is a holding of Equinox Campbell Strategy Fund Limited.

^	Sector allocations as of September 30, 2016 as presented are unaudited.

See accompanying notes to consolidated financial statements.

Equinox Campbell Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

ASSETS
Investment securities:
At cost	$708,307,447
At fair value	$708,452,527
Cash	262,044,367
Receivable for swap	22,366,112
Interest receivable	660,205
Receivable for Fund shares sold	916,963
Prepaid expenses & other assets	240,886
TOTAL ASSETS	994,681,060

LIABILITIES
Unrealized depreciation on swap contract	23,957,354
Payable for fund shares redeemed	2,444,028
Due to Broker	494,282
Advisory fee payable	449,353
Distribution (12b-1) fees payable	55,127
Trustees fees payable	2,294
Payable to related parties	151,792
Accrued expenses and other liabilities	104,290
TOTAL LIABILITIES	27,658,520
NET ASSETS	$967,022,540

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$1,060,650,069
Accumulated net investment loss	(92,142,708)
Accumulated net realized gain from investments and swap contract	22,327,453
Net unrealized depreciation on investments and swap contract	(23,812,274)
NET ASSETS	$967,022,540

See accompanying notes to consolidated financial statements.

Equinox Campbell Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2016

Net Asset Value Per Share:
Class A Shares:
Net Assets	$64,528,088
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,367,337
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.13
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$10.75

Class C Shares:
Net Assets	$48,711,541
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,883,106
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.98

Class I Shares:
Net Assets	$754,170,838
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	73,970,508
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.20

Class P Shares:
Net Assets	$99,612,073
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	9,772,745
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.19

(a)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within one year after a purchase of such shares.

See accompanying notes to consolidated financial statements.

Equinox Campbell Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2016

INVESTMENT INCOME
Interest	$3,928,083

EXPENSES
Investment advisory fees	8,854,816
Distribution (12b-1) fees
Class A	198,207
Class C	579,296
Transfer agent fees	867,464
Administrative services fees	541,137
Non 12b-1 sharesholder services fees	213,895
Interest expense	207,974
Legal fees	199,794
Printing and postage expenses	191,596
Custodian fees	111,161
Accounting services fees	108,406
Registration fees	105,905
Trustees fees and expenses	100,221
Insurance expense	91,548
Audit and tax fees	70,500
Compliance officer fees	41,045
Other expenses	55,513
TOTAL EXPENSES	12,538,478

Less: Fees waived by the Advisor	(934,070)

NET EXPENSES	11,604,408
NET INVESTMENT LOSS	(7,676,325)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Investments	(31,550)
Swap contract	19,408,281
19,376,731
Net change in unrealized appreciation/(depreciation) on:
Investments	68,349
Swap contract	(98,465,283)
(98,396,934)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(79,020,203)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(86,696,528)

See accompanying notes to consolidated financial statements.

Equinox Campbell Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30,	September 30,
	2016	2015
FROM OPERATIONS
Net investment loss	$(7,676,325)	$(9,077,370)
Net realized gain on investments and swap contract	19,376,731	4,645,370
Net change in unrealized appreciation/(depreciation) on investments and swap contract	(98,396,934)	29,592,021
Net increase/(decrease) in net assets resulting from operations	(86,696,528)	25,160,021
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,476,041)	(2,638,758)
Class C	(904,271)	(1,358,793)
Class I	(20,401,555)	(40,433,495)
Class P	(2,308,829)	(2,831,398)
From distributions to shareholders	(25,090,696)	(47,262,444)
FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	27,276,547	69,059,629
Class C	19,152,099	45,290,635
Class I	306,992,752	579,778,777
Class P	38,923,617	84,151,769
Net asset value of shares issued in reinvestment of distributions:
Class A	1,386,845	2,447,045
Class C	880,201	1,322,275
Class I	2,890,148	2,905,948
Class P	2,230,239	2,441,145
Redemption fee proceeds:
Class A	4	44
Class C	3	24
Class I	50	956
Class P	6	49
Payments for shares redeemed:
Class A	(39,682,974)	(20,976,837)
Class C	(18,518,884)	(3,075,478)
Class I	(452,313,473)	(195,887,841)
Class P	(38,210,616)	(13,682,774)
Net increase/(decrease) in net assets from shares of beneficial interest	(148,993,436)	553,775,366

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(260,780,660)	531,672,943

NET ASSETS
Beginning of Period	1,227,803,200	696,130,257
End of Period*	$967,022,540	$1,227,803,200
* Includes accumulated net investment loss of:	$(92,142,708)	$(61,766,116)

See accompanying notes to consolidated financial statements.

Equinox Campbell Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended	For the Year Ended
	September 30,	September 30,
	2016	2015

SHARE ACTIVITY
Class A:
Shares Sold	2,487,331	5,859,651
Shares Reinvested	125,734	213,529
Shares Redeemed	(3,686,250)	(1,810,141)
Net increase/(decrease) in shares of beneficial interest outstanding	(1,073,185)	4,263,039

Class C:
Shares Sold	1,768,365	3,878,776
Shares Reinvested	80,605	116,193
Shares Redeemed	(1,769,690)	(270,160)
Net increase in shares of beneficial interest outstanding	79,280	3,724,809

Class I:
Shares Sold	28,062,871	48,972,900
Shares Reinvested	260,843	252,911
Shares Redeemed	(42,045,767)	(16,932,462)
Net increase/(decrease) in shares of beneficial interest outstanding	(13,722,053)	32,293,349

Class P:
Shares Sold	3,559,088	7,190,760
Shares Reinvested	201,467	212,458
Shares Redeemed	(3,577,599)	(1,176,321)
Net increase in shares of beneficial interest outstanding	182,956	6,226,897

See accompanying notes to consolidated financial statements.

Equinox Campbell Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended	Year Ended	Year Ended		Period Ended
	September 30,	September 30,	September 30,		September 30,
	2016	2015	2014		2013 (1)
Net asset value, beginning of period	$11.17	$11.01	$10.14		$10.00
Activity from investment operations:
Net investment loss (2)	(0.09)	(0.13)	(0.11)		(0.07)
Net realized and unrealized gain/(loss) on investments and swap contract	(0.74)	0.97	0.98	(3)	0.21	(3)
Total from investment operations	(0.83)	0.84	0.87		0.14
Less distributions from:
Net investment income	(0.21)	(0.68)	—		—
Net asset value, end of period	$10.13	$11.17	$11.01		$10.14
Total return (4)	(7.60)%	7.48%	8.58%		1.40	% (5)
Net assets, at end of period (000’s)	$64,528	$83,077	$34,976		$14,427
Ratio of gross expenses to average net assets excluding interest expense (6)	1.23%	1.24%	1.30	% (8)	2.07	% (7)(8)
Ratio of gross expenses to average net assets including interest expense (6)	1.25%	1.24%	1.30	% (8)	2.07	% (7)(8)
Ratio of net expenses to average net assets excluding interest expense	1.15%	1.15%	1.15	% (8)	1.18	% (7)(8)
Ratio of net expenses to average net assets including interest expense	1.17%	1.15%	1.15	% (8)	1.18	% (7)(8)
Ratio of net investment loss to average net assets	(0.83)%	(1.08)%	(1.10)%		(1.13	)% (7)(9)
Portfolio Turnover Rate	0%	0%	0%		871	% (5)

(1)	The Equinox Campbell Strategy Fund Class A commenced operations on March 4, 2013. Start of Performance was March 8, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charges of 5.75% and, if applicable, wire redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.

See accompanying notes to consolidated financial statements.

Equinox Campbell Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2016	2015	2014 (1)
Net asset value, beginning of period	$11.03	$10.96	$9.61
Activity from investment operations:
Net investment loss (2)	(0.17)	(0.21)	(0.12)
Net realized and unrealized gain/(loss) on investments and swap contract	(0.72)	0.97	1.47
Total from investment operations	(0.89)	0.76	1.35
Less distributions from:
Net investment income	(0.16)	(0.69)	—
Net asset value, end of period	$9.98	$11.03	$10.96
Total return (3)	(8.16)%	6.72%	14.05	% (4)
Net assets, at end of period (000’s)	$48,712	$52,977	$11,829
Ratio of gross expenses to average net assets excluding interest expense (5)	1.98%	1.99%	2.17	% (6)(7)
Ratio of gross expenses to average net assets including interest expense (5)	2.00%	1.99%	2.17	% (6)(7)
Ratio of net expenses to average net assets excluding interest expense	1.90%	1.90%	1.90	% (6)(7)
Ratio of net expenses to average net assets including interest expense	1.92%	1.90%	1.90	% (6)(7)
Ratio of net investment loss to average net assets	(1.58)%	(1.82)%	(1.84	)% (6)(7)
Portfolio Turnover Rate	0%	0%	0	% (4)

(1)	The Equinox Campbell Strategy Fund Class C commenced operations on February 11, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charge and, if applicable, wire redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests, if any.

See accompanying notes to consolidated financial statements.

Equinox Campbell Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Year Ended		Period Ended
	September 30,	September 30,	September 30,		September 30,
	2016	2015	2014		2013 (1)
Net asset value, beginning of period	$11.22	$11.05	$10.16		$10.00
Activity from investment operations:
Net investment loss (2)	(0.06)	(0.09)	(0.08)		(0.05)
Net realized and unrealized gain/(loss) on investments and swap contract	(0.73)	0.96	0.97		0.21	(3)
Total from investment operations	(0.79)	0.87	0.89		0.16
Less distributions from:
Net investment income	(0.23)	(0.70)	—		—
Net asset value, end of period	$10.20	$11.22	$11.05		$10.16
Total return (4)	(7.20)%	7.72%	8.76%		1.60	% (5)
Net assets, at end of period (000’s)	$754,171	$984,152	$612,173		$295,031
Ratio of gross expenses to average net assets excluding interest expense(6)	0.98%	0.99%	1.05	% (8)	1.58	% (7)(8)
Ratio of gross expenses to average net assets including interest expense(6)	1.00%	0.99%	1.05	% (8)	1.58	% (7)(8)
Ratio of net expenses to average net assets excluding interest expense	0.90%	0.90%	0.90	% (8)	0.91	% (7)(8)
Ratio of net expenses to average net assets including interest expense	0.92%	0.90%	0.90	% (8)	0.91	% (7)(8)
Ratio of net investment loss to average net assets	(0.58)%	(0.81)%	(0.85)%		(0.87	)% (7)(9)
Portfolio Turnover Rate	0%	0%	0%		871	% (5)

(1)	The Equinox Campbell Strategy Fund Class I commenced operations on March 4, 2013. Start of Performance was March 8, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.

See accompanying notes to consolidated financial statements.

Equinox Campbell Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class P
	Year Ended	Year Ended	Year Ended		Period Ended
	September 30,	September 30,	September 30,		September 30,
	2016	2015	2014		2013 (1)
Net asset value, beginning of period	$11.22	$11.05	$10.16		$10.00
Activity from investment operations:
Net investment loss (2)	(0.06)	(0.13)	(0.08)		(0.05)
Net realized and unrealized gain/(loss) on investments and swap contract	(0.74)	1.00	0.97		0.21	(3)
Total from investment operations	(0.80)	0.87	0.89		0.16
Less distributions from:
Net investment income	(0.23)	(0.70)	—		—
Net asset value, end of period	$10.19	$11.22	$11.05		$10.16
Total return (4)	(7.29)%	7.72%	8.76%		1.60	% (5)
Net assets, at end of period (000’s)	$99,612	$107,596	$37,153		$8,340
Ratio of gross expenses to average net assets excluding interest expense (6)	0.98%	1.00%	1.06	% (8)	1.97	% (7)(8)
Ratio of gross expenses to average net assets including interest expense (6)	1.00%	1.00%	1.06	% (8)	1.97	% (7)(8)
Ratio of net expenses to average net assets excluding interest expense	0.90%	0.90%	0.90	% (8)	0.92	% (7)(8)
Ratio of net expenses to average net assets including interest expense	0.92%	0.90%	0.90	% (8)	0.92	% (7)(8)
Ratio of net investment loss to average net assets	(0.58)%	(1.09)%	(0.85)%		(0.87	)% (7)(9)
Portfolio Turnover Rate	0%	0%	0%		871	% (5)

(1)	The Equinox Campbell Strategy Fund Class P commenced operations on March 4, 2013. Start of Performance was March 8, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.

See accompanying notes to consolidated financial statements.

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

1.	ORGANIZATION

The Equinox Campbell Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Equinox Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 2 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund began operations on March 4, 2013. The Fund currently offers Class A, Class C, Class I, and Class P shares. Class A, Class I, and Class P shares commenced operations on March 4, 2013. Class C commenced operations on February 11, 2014. The investment objective of the Fund is to achieve long term capital appreciation.

Class C, Class I, and Class P shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within one year after a purchase of such shares. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity,

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities;

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

(ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes	$—	$435,640,495	$—	$435,640,495
Money Market Funds	193,026,948	—	—	193,026,948
U.S. Treasury Bills	—	79,785,084	—	79,785,084
Total	$193,026,948	$515,425,579	$—	$708,452,527

Liabilities	Level 1	Level 2	Level 3	Total
Swap Contract	$—	$23,957,354	$—	$23,957,354
Total	$—	$23,957,354	$—	$23,957,354

There were no transfers between levels during the period.

It is the Fund’s policy to record transfers between levels the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

See Consolidated Portfolio of Investments for more information related to the Fund’s investments.

Consolidation of Subsidiary – The Consolidated Financial Statements of the Fund include the accounts of its subsidiary, Equinox Campbell Strategy Fund Limited (“EPS-CFC”), a wholly-owned and controlled foreign corporation (“CFC”). All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest approximately 25% of its total assets in a CFC which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

EPS-CFC utilizes a total return swap with Deutsche Bank AG, London Branch, that provides exposure to the total returns of the managed futures program of Campbell & Company, Inc. (the “Campbell Program”) to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the Campbell Program, the Fund may have increased or decreased exposure to one or more of the risk factors including, with respect to the Campbell Program, swap agreements, defined in the Principal Investment Risks section of the Fund’s Prospectus.

A summary of the Fund’s investments in the EPS-CFC is as follows:

			% Of the Fund’s
	Inception Date of	EPS-CFC Net Assets at	Total Net Assets at
	EPS-CFC	September 30, 2016	September 30, 2016
EPS-CFC	3/4/2013	$190,941,424	19.75%

For tax purposes, EPS-CFC is an exempted Cayman investment company. EPS-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, EPS-CFC is a CFC and as such is not subject to U.S. income tax. However, as a

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

wholly-owned CFC, EPS-CFC’s net income and capital gains, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk, including swap counterparty risk, is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that part of the Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken on the Fund’s 2016 return. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Allocation of Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis. Expenses specifically attributable to a particular Fund in the Trust are borne by that Fund. Other expenses are allocated to each Fund based on its net assets in relation to the total net assets of all the applicable Funds in the Trust or another reasonable basis.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. Currently, the Fund, through EPS-CFC, utilizes a total return swap with Deutsche Bank AG, London Branch, that provides exposure to the total returns of the Campbell Program. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

To help to reduce counterparty risk on the Fund, the Advisor has the right to reduce the Funds exposure and remove cash from the Fund’s total return swap with Deutsche Bank AG. This cash holding shall be in excess of $250,000, and may not exceed 40% of the Index exposure in total. Index exposure is defined as the total notional amount plus any profit. The Fund is charged interest on this cash holding and any amount removed will be offset against the final settlement value of the swap. As of September 30, 2016, the Fund at the request of the Advisor had no cash holdings advances from the Fund’s total return swap with Deutsche Bank AG.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. Realized gains and losses from a decrease in the notional value swap are recognized on trade date. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.

EPS-CFC maintains cash and investments in money market funds, approximately 20% of the notional value of the swap, as collateral to secure its obligations under the swap. Please refer to the Consolidated Portfolio of Investments for additional detail on the money market holdings. The cash maintained as collateral is recorded as a short-term investment on the Consolidated Portfolio of Investments and in investment securities on the Consolidated Statement of Assets and Liabilities. As of September 30, 2016, the notional value of the swap was $1,007,781,000. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. For the year ended September 30, 2016, the net change in unrealized depreciation on the swap contract was $98,465,283. For the year ended September 30, 2016, the Fund had a realized gain of $19,408,281 from swap contracts. As of September 30, 2016, there is a swap receivable of $22,366,112 for cumulative realized net gains/losses that get recorded when there is a reduction to the notional value of the swap. The receivable will be net settled on the swap contract’s maturity date.

In addition, the agreement provides for an annual fee of $3,500 due to the counterparty for serving as a financial intermediary. The swap also provides for an annual fee of 0.35% payable to Deutsche Bank accrued on the notional level of the swap. These fees are included in realized and the net change in unrealized depreciation on swap contract in the Consolidated Statement of Operations.

During the period of this report, the Fund used a swap contract to gain exposure to the managed futures trading program of Campbell & Company, Inc. in the implementation of its investment strategy. The Fund is permitted to use derivatives to gain exposure to the asset class and for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”).

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2016:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Liability Derivatives
Equity/Currency/ Commodity/ Interest Rate Contracts	Unrealized depreciation on swap contract

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statement of Operations for year ended September 30, 2016.

Location on the Consolidated Statement of Operations
Derivatives Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/ Commodity/ Interest Rate Contracts	Net change in unrealized appreciation (depreciation) on swap contracts. Net realized gain/(loss) on swap contracts

For the year ended September 30, 2016, the notional value, net change in unrealized appreciation/depreciation, and realized gain/losses from the swaps were as follows:

Fund	Net Change in Unrealized	Net Realized Gain	Notional
EPS-CFC	$(98,465,283)	$19,408,281	$1,007,781,000

In addition, the agreement provides for an annual fee of $3,500 per swap due to the counterparty for serving as a financial intermediary. The swap also provides for an annual fee of 0.35% payable to Deutsche Bank accrued on the notional level of each swap.

The notional value of the derivative instruments outstanding as of September 30, 2016 as disclosed in the Consolidated Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized for swap contracts. During the year ended September 30, 2016, the Fund is subject to a master netting arrangement for the swap. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2016.

The Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other master netting agreements which are the standard contracts governing most derivative transactions between the Fund and its counterparties. These agreements may allow the Fund and a counterparty to offset certain derivative instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. To the extent amounts due to the Fund from a counterparty are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

					Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Liabilities:
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments Pledged (2)		Receivable for Swap	Net Amount
Unrealized
Depreciation on Swap
Contract	$23,957,354	(1)	$—	$23,957,354	$1,591,242	(3)	$22,366,112	$—
Total	$23,957,354		$—	$23,957,354	$1,591,242		$22,366,112	$—

(1)	Net unrealized depreciation as presented in the Consolidated Portfolio of Investments.

(2)	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Fund to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

(3)	The table above does not include additional securities pledged to the counterparty. Additional financial instruments pledged as collateral as of September 30, 2016 was $191,435,706.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Equinox Institutional Asset Management, LP serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. For the year ended September 30, 2016, the Advisor earned fees of $8,854,816.

The Advisor has contractually agreed to reduce its compensation and/or reimburse certain expenses for the Fund, to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), interest, extraordinary items, “Acquired Fund” fees and expenses and brokerage commissions, do not exceed the contractual limits set forth below (the “Expense Limitation”). The Expense Limitation with respect to the Fund will remain in place for the periods set forth below unless the Board of Trustees approves its earlier termination, subject to 60 days’ written notice to the Advisor. The Advisor shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Advisor reduced its compensation and/or assumed expenses for a Fund. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses for a Class do not exceed the limits in effect at the time of reimbursement. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount. For the year ended September 30, 2016, the Advisor waived fees of $934,070.

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

	Contractual Limit on
	Total Operating
Funds	Expenses	Effective Date	Termination Date

Equinox Campbell Strategy Fund	1.10%	April 19, 2012	May 19, 2013
	0.90%	May 20, 2013	January 31, 2017

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Pursuant to the Expense Limitation Agreement, the following amounts are subject to recapture by the Fund by the following dates:

9/30/2017	$853,505
9/30/2018	$977,636
9/30/2019	$934,070

On September 30, 2016, $458,927 of previously waived fees expired without recoupment by the Advisor.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00%, and 0.25% of the average daily net assets attributable to the Class A shares, Class C shares and Class P shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. However, the Fund is not currently making payments under the Rule 12b-1 Plan with respect to Class P shares. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. For the year ended September 30, 2016, Class A shares and Class C shares were charged as follows:

Class A	$198,207
Class C	$579,296

For the year ended September 30, 2016, Class P shares did not incur 12b-1 fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class P shares. For the year ended September 30, 2016, the Distributor received $289,883 and $200,527 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $34,249 and $6,946 were retained by the principal underwriter or other affiliated broker-dealers.

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2016, the Fund received $63 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 was as follows:

	Fiscal Year Ended September 30, 2016	Fiscal Year Ended September 30, 2015
Ordinary Income	$25,082,342	$47,262,444
Long-Term Capital Gain	—	—
Return of Capital	8,354	—
	$25,090,696	$47,262,444

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(5,661,973)	$(84)	$(88,110,552)	$145,080	$(93,627,529)

The differences between book basis and tax basis unrealized appreciation, net accumulated realized loss, and accumulated net investment loss are primarily attributable to the tax adjustments relating to the Fund’s holding in EPS-CFC.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $5,630,423.

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $31,550.

At September 30, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Expiring FYE	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
$—	$84	$—	$84

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and the reclass of Fund distributions, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(2,390,429)	$2,390,429	$—

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there were no events or transactions requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Equinox Funds Trust
and the Shareholders of Equinox Campbell Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Equinox Campbell Strategy Fund (the Fund) , a series of Equinox Funds Trust, as of September 30, 2016, and the related consolidated statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from March 4, 2013 (commencement of operations) through September 30, 2013. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equinox Campbell Strategy Fund as of September 30, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from March 4, 2013 (commencement of operations) through September 30, 2013 in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

November 29, 2016

Equinox Campbell Strategy Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and Class C shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
Actual	4/1/16	9/30/16	4/1/16 – 9/30/16	Ratio
Class A	$ 1,000.00	$ 927.70	$ 5.64	1.17%
Class C	1,000.00	924.90	9.24	1.92%
Class I	1,000.00	929.00	4.44	0.92%
Class P	1,000.00	928.90	4.44	0.92%

Hypothetical	Beginning	Ending	Expenses Paid	Annualized
(5% return before expenses)	Account Value	Account Value	During Period*	Expense
	4/1/16	9/30/16	4/1/16 – 9/30/16	Ratio
Class A	$ 1,000.00	$ 1,019.15	$ 5.91	1.17%
Class C	1,000.00	1,015.40	9.67	1.92%
Class I	1,000.00	1,020.40	4.65	0.92%
Class P	1,000.00	1,020.40	4.65	0.92%

*	Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Equinox Campbell Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2016

Independent Trustees

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Last Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
David P. Demuth 1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC since May 2004.	8	None
Kevin R. Green 1954	Trustee Since December 2010	CEO of TT holding and Investment Bank, Advisory and Principal Investing business since 1997.	8	Director of BlueCross BlueShield of Minnesota (healthcare services).
Jay Moorin 1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC from September 1998 to present.	8	None

Interested Trustee

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
Robert J. Enck 1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Institutional Asset Management, LP (since 2015); President and Chief Executive Officer, Equinox Fund Management, LLC (since 2007).	8	Executive Committee Member of The Frontier Fund (commodity pool).

Equinox Campbell Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2016

Executive Officers

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Past Five Years
Laura Latella	Treasurer, Principal Financial Officer and Secretary Since November 1, 2016	Chief Administrative Officer, Equinox Institutional Asset Management, LP (since May 2016); Consultant, Equinox Institutional Asset Management, LP (January 2016 – April 2016); Treasurer, CFO, Principal, 6800 Capital, LLC (May 1994 – January 2016).	N/A	N/A
Laura Szalyga 1978	Assistant Treasurer since August 2014	Vice President (since 2015), Assistant Vice President (2011 to 2015) of Fund Administration, Gemini Fund Services, LLC; Assistant Vice President of Fund Administration, BNY Mellon (2004-2011).	N/A	N/A
James P. Ash 1976	Assistant Secretary Since December 2010	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 -2012); Director of Legal Administration, Gemini Fund Services, LLC (2009-2011); Assistant Senior Vice President of Legal Administration, Gemini Fund Services, LLC (2008-2011).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer and Anti-Money Laundering Officer Since December 2010	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003-2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011)	N/A	N/A

*	Each Trustee and Officer shall serve until death, resignation or removal.

**	The term “Fund Complex” refers to the Equinox Funds Trust.

***	Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

PRIVACY NOTICE

Rev. August 2011

FACTS	WHAT DOES EQUINOX FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Equinox Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Equinox Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-643-3431

Rev. August 2011

Who we are
Who is providing this notice?	Equinox Funds Trust
What we do
How does Equinox Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Equinox Funds Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  ■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Equinox Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Equinox Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Equinox Funds Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended December and June) on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR
Equinox Institutional Asset Management, LP
47 Hulfish Street, Suite 510
Princeton, NJ 08542

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's Principal executive officer, Principal financial officer, Principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert. (a)(1)i The Registrant’s board of trustees has determined that David DeMuth is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. DeMuth is independent for purposes of this Item 3.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $52,500

2015 - $52,500

2014 - $52,500

2013 - $ 47,500

(b)	Audit-Related Fees

2016 – None

2015 – None

2014 - None

2013 – None

(c)	Tax Fees

2016 - $15,000

2015 - $18,000

2014 - $18,000

2013 - $ 18,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

2015 – None

2014 - None

2013 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the Principal accountant's engagement were attributed to work performed by persons other than the Principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

2016 - None

2015 - None

2014 - None

2013 - None

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the Principal executive officer and Principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s Principal executive officer and Principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Equinox Funds Trust

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 12/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 12/7/2016

By (Signature and Title)

/s/ Laura Latella

Laura Latella, Principal Financial Officer

Date 12/7/2016